Avondale Core Investment Fund

(COREX)

a Series of Avondale Funds

Supplement dated June 5, 2018

to the

Prospectus and Summary Prospectus dated February 28, 2018

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This Supplement to the Prospectus (the “Prospectus”) and Summary Prospectus for Avondale Core Investment Fund (the “Fund”), a series of Avondale Funds (the “Trust”), dated June 5, 2018, updates certain information found in the Prospectus and Summary Prospectus of the Fund dated February 28, 2018, as amended through June 5, 2018 as described below.

The Board of Trustees of the Avondale Funds has determined that it is in the best interests of the Fund and its shareholders to close the Avondale Core Investment Fund effective June 15, 2018 (“Liquidation Date”).

Effective immediately, the Fund, pursuant to a Plan of Liquidation (“Liquidation”) approved by the Board of Trustees, will not accept any new investments and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Accordingly, the prospectus has been amended:

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy shares of the Fund from any new investors or existing shareholders.

Prior to June 15, 2018, you may redeem your investment in the Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR SHARES OF THE FUND PRIOR TO JUNE 15, 2018 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-800-564-3899.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.